                         PUBLIC TRUST TIDELANDS LEASE
                         ----------------------------


STATE OF MISSISSIPPI

COUNTY OF HINDS

     THIS AGREEMENT, made and entered into this the 15 day of August, 1994, by and between the SECRETARY OF STATE, with the approval of the GOVERNOR, for and on behalf of the STATE OF MISSISSIPPI, hereinafter referred to as "LESSOR," and Mississippi-I Gaming, L.P., doing business as Boomtown Biloxi Casino, a Mississippi Limited Partnership registered to do and doing business in the State of Mississippi, hereinafter referred to as "LESSEE."

                                  WITNESSETH:
                                  -----------

     THAT FOR THE TERM and in consideration of the rentals hereinafter set forth, and covenants, conditions, and obligations to be observed and performed by LESSEE, LESSOR does hereby lease and rent unto LESSEE, pursuant to the authority of MISS. CODE ANN. (S) 29-1-107 (Supp. 1994), the following described submerged land or tideland, hereinafter referred to as SAID PROPERTY, to-wit:

     A parcel located in Section 28, Township 7 South, Range 9 West, in the Second Judicial District of Harrison County, Mississippi, more particularly described as follows:

     COMMENCE at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East margin of Main Street; thence run North 0 degrees 30 minutes 7 seconds East, for a distance of 352.72 feet to a point on the water's edge in the Back Bay of Biloxi, and the POINT OF BEGINNING; thence continue North 0 degrees 30 minutes 07 seconds East for a distance of 627.28 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East, for a distance of 421.62 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West, for a distance of 567.28 feet to a point on the water's edge in the Back Bay of Biloxi, thence run along the waters edge, the following bearings and distances, to wit:
     North 89 degrees 00 minutes 25 seconds West, 54.89 feet, North 59 degrees 34 minutes 39 seconds West, 35.62 feet; North 02 degrees 39 minutes 47 seconds East, 9.06 feet; North 65 degrees 11 minutes 04 seconds West, 89.88 feet; North 00 degrees 47 minutes 05 seconds West, 18.55 feet; North 07 degrees 16 minutes 10 seconds west, 25.28 feet; South 75 degrees 11 minutes 01 seconds West, 39.18 feet; South 09 degrees 13 minutes 15 seconds East
     7.92 feet; South 81 degrees 54 minutes 06 seconds West, 49.27 feet; North 08 degrees 11 minutes 59 seconds West, 22.25 feet; South 81 degrees 26 minutes 23 seconds West, 94.03 feet; South 11 degrees 19 minutes 27 seconds East, 27.44 feet; South 14 degrees 59 minutes 07 seconds East, 79.84 feet and

     South 65 degrees 01 minutes 07 seconds West, for a distance of
     106.37 feet to the POINT OF BEGINNING, containing 222,022 square feet, or 5.10 acres, more or less. (See survey prepared by Terry
     J. Moran, Jr., R.L.S., dated June 29, 1994, attached hereto as
     Exhibit 1 and incorporated herein by reference.)

1.   TERM.

     The primary term of this lease shall be for ten (10) years, beginning on the 1st day of July, 1994, and terminating on the 30th day of June, 2004. If LESSEE has complied with all terms, covenants, conditions, and obligations of this lease, as of the expiration of the primary term, LESSEE shall have the option to extend this lease for a renewal term of five (5) years under the same terms and provisions of this lease, subject to the renegotiation of annual rental based on appraisal obtained by the LESSOR.

2.   CONSIDERATION.

     The parties hereto agree that SAID PROPERTY contains 222,022 square feet of submerged lands or tidelands. The parties agree that consideration for this lease is in part predicated on LESSEE developing and operating a single dockside gaming facility licensed by the State of Mississippi which will contain up to 1,010 games as shown on Statement of Games dated April 27, 1994 from LESSEE to Mississippi State Tax Commission, a copy of which is attached hereto as Exhibit
2. Should LESSEE desire to expand the gaming area within its casino beyond these 1,010 games, notice shall first be given to LESSOR and a corresponding adjustment to the annual rental shall be made. During the period July 1, 1994, to June 30, 1999, LESSEE covenants and agrees to pay annual rental to LESSOR in the sum of FIVE HUNDRED TWENTY FIVE THOUSAND ($525,000.00) AND NO/100THS DOLLARS. Payment of the first year's rent shall be made in four (4) installments, with one payment of NINETY THOUSAND ($90,000.00) AND NO/100THS DOLLARS to be made on or before August 1, 1994, and the remaining balance of FOUR HUNDRED THIRTY FIVE THOUSAND ($435,000.00) AND NO/100THS DOLLARS to be paid in three (3) equal installments on or before the 1st days of September, October and November, 1994.

3.   RENT ADJUSTMENT.

     LESSOR shall, at the end of the first five year period of the lease term, determine the annual rental in accordance with MISS. CODE ANN. Sec. 29-1-107(2) (Supp. 1994) or as amended by subsequent legislation and the adopted and published rules of the Secretary of State for the administration, control and leasing of public trust tidelands, as amended and revised. In the event LESSOR and LESSEE cannot agree on an adjusted rental amount, the lease may be canceled at the option of LESSOR.


4.   PLACE AND TIME OF PAYMENT.

     Subject to Article 2 above regarding the first year's payment, rent shall be payable annually on or before July 1st to the STATE OF MISSISSIPPI and shall be submitted to the SECRETARY OF STATE or his successor in office, through the Public Lands Division, 401 Mississippi Street, Post Office Box 136, Jackson, Mississippi 39205.

5.   INTEREST PENALTY FOR PAST DUE RENT BALANCES.

     LESSEE shall pay a late charge equal to interest at the rate of twelve percent (12%) per annum from the date due until paid on any lease rentals, fees, or other charges due and payable hereunder, which are not paid within thirty
(30) days of their due date.

6.   RIGHT TO RE-LEASE.

     Pursuant to MISS. CODE ANN. (S) 29-1-107 (Supp. 1994), LESSEE is hereby granted the prior right, exclusive of all other persons, to re-lease at the expiration of this lease, as may be agreed upon between LESSEE and LESSOR, so long as LESSEE continues to present satisfactory evidence of LESSEE's right to occupy the adjacent uplands.

7.   TAXES, SURVEY COSTS, RECORDING FEES.

     LESSEE covenants and agrees to pay any and all general taxes and special assessments, if ever any there be, applicable to the above described property and LESSEE'S interest therein and improvements thereon; further, LESSEE covenants and agrees to pay any and all survey costs and recording fees in connection with this lease or any other fees so determined by law.

8.   TRANSFERABILITY OF LEASE.

     Subject to the provisions of Article 10 below, LESSEE shall NOT sublease, assign, or transfer SAID PROPERTY (except for a lease of the gift shop within the casino, for which permission is hereby granted by LESSOR) without the prior written permission of the Secretary of State or his successor, which permission shall not arbitrarily or unreasonably be withheld.

9.   PUBLIC ACCESS ASSURED.

     LESSEE covenants and agrees to maintain free public access to SAID PROPERTY during the term of the lease, subject to rules and regulations reasonably necessary to ensure the safety and convenience of all users. This provision does not imply free access to enter the casino vessel. LESSEE further covenants to construct and maintain all piers, wharfs and boardwalks shown on Exhibit 1 attached hereto.

10.  LEASEHOLD MORTGAGEE PROTECTIONS

     This Article is included to give additional rights to the Leasehold Mortgagee, as defined herein. Unless specifically so stated, the additional rights herein shall not amend the remaining provisions of the Lease with regard to the LESSEE, and may not be exercised, claimed or used in any manner by the LESSEE.

     (a) LESSOR does hereby consent to a Leasehold Construction and Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, executed by the LESSEE as Trustor in favor of First Trust National Association, as Beneficiary, dated as of November 10, 1993, and a Leasehold Construction and

Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (Subordinated), executed by the LESSEE, as Trustor, in favor of Boomtown, Inc., as Beneficiary, collectively referred to as the Leasehold Mortgage. The Leasehold Mortgage will be a lien on the interest of the LESSEE in certain real estate described in and leased to the LESSEE pursuant to a Ground Lease, as amended, dated as of October 19, 1993, by and between the LESSEE and Raphael Skrmetta and public trust tideland leasehold property interest described herein. This Leasehold Mortgage is not an encumbrance on the fee interest in the public trust tidelands real property leased from the State of Mississippi, but is limited strictly to a leasehold interest only. Furthermore, it is understood and agreed that in the event the Leasehold Mortgage holder should foreclose, it shall have the right to make a one time assignment of SAID PROPERTY to any financially responsible person licensed by the Mississippi Gaming Commission.
(b) When a notice of default or termination is to be given to the LESSEE under the terms of this Lease, such notice shall also be given to the Leasehold Mortgagee at the following address: First Trust National Association, First Trust Center, 180 East Fifth Street, St. Paul, Minnesota, 55101; and the Trustee thereunder at the following address: Stephen H. Leech, Jr., c/o Phelps Dunbar, Security Center North, 200 S. Lamar Street, Suite 500, Jackson, Mississippi, 39225.

Should there be more than one (1) Leasehold Mortgagee, only one address shall be designated.

     (c) For purposes of this Lease, "Leasehold Mortgage" means the deed of trust, mortgage or lien consented to in paragraph (a) above, on this Lease Agreement and/or the LESSEE's leasehold interest under this Lease Agreement, which shall include facilities constructed or placed on SAID PROPERTY including any vessels, and "Leasehold Mortgagee" shall mean the beneficiary or beneficiaries under the Leasehold Mortgage. Any Leasehold Mortgagee may exercise any of its right hereunder through a designee, nominee, or wholly owned subsidiary.

     (d) Notwithstanding anything to the contrary in this Article or elsewhere in this Lease: (1) LESSOR consents to the execution, delivery and recording or filing of the

Leasehold Mortgage and the collateral assignment of such Leasehold Mortgage;
(2) LESSOR acknowledges that any beneficiary of the Leasehold Mortgage (and/or their representatives or assignees) are Leasehold Mortgagee(s) for all purposes of this Lease Agreement and no further conditions need to be satisfied for such holder (and/or their representatives or assignees) to be Leasehold Mortgagee.

     (e) If the Leasehold Mortgagee, as such term is hereinabove defined, shall forward to LESSOR a copy of the Leasehold Mortgage together with a written notice setting forth its name and address, then any such copy of said mortgage and any such notice shall be deemed also to have been forwarded to any successor to LESSOR's interest in SAID PROPERTY and until the time, if any, that said mortgage shall be satisfied of record or said Leasehold Mortgagee shall give LESSOR written notice that said mortgage has been satisfied, and further, LESSOR agrees and acknowledges as follows for the benefit of the Leasehold Mortgagee (all of which agreements and covenants shall be cumulative, so that if a Leasehold Mortgagee exercises rights or remedies under any one of the following paragraphs the same shall not be deemed an election of remedies and the Leasehold Mortgagee shall continue to have all other rights and remedies provided for below):

          (1) LESSOR shall not accept any voluntary cancellation, surrender, termination or abandonment of the Lease by LESSEE and no modification or amendment of this Lease shall be binding upon the Leasehold Mortgagee or affect the lien of the leasehold Mortgage if done without the written consent of the Leasehold Mortgagee.

          (2) If LESSOR shall give any notice, demand or election (hereafter in this paragraph collectively referred to as "notices") to LESSEE hereunder, LESSOR shall at the same time send a copy of such notice by United States Mail, postage prepaid, certified mail, to the Leasehold Mortgagee, and the giving of such notice shall be deemed complete upon the date the United States mail certifies that notice was delivered to the Leasehold Mortgagee. No notice given by LESSOR to LESSEE shall be binding upon or affect the Leasehold Mortgagee unless a copy of said notice shall be delivered as provided herein to said Leasehold Mortgagee. In the case of any assignment of the mortgage or mortgages held by it or change in address of any Leasehold Mortgagee, said assignee of Leasehold Mortgagee, by written notice by United States Mail, postage prepaid, certified mail, to LESSOR, may change the name of said Leasehold Mortgagee and/or the address to which such copies of notices are to be sent by notice to LESSOR.

     (3) Notwithstanding anything to the contrary herein, the Leasehold Mortgagee shall have the right to perform any term, covenant, condition or agreement of this Lease to be performed by LESSEE (excluding any covenant, condition or term in which the performance thereof would require a gaming license) and to remedy any default by LESSEE hereunder, and LESSOR shall accept such performance by the Leasehold Mortgagee with the same force and effect as if furnished by LESSEE. However, should Leasehold Mortgagee exercise its rights under this provision, it will indemnify and hold LESSOR harmless from and against any and all loss, costs, liability and expense (including reasonable attorneys' fees) resulting from such action to the extent and so long as LESSOR's actions are pursuant to and in compliance with instructions from the Leasehold Mortgagee.

     (4) If LESSOR shall give a notice by United States Mail, postage prepaid, certified mail, of a default by LESSEE under this Lease and if such default shall not be remedied within any applicable grace period and LESSOR shall become entitled to re-enter SAID PROPERTY or terminate this Lease, then, before re-entering SAID PROPERTY or terminating this Lease, LESSOR shall give the Leasehold Mortgagee not less than thirty (30) days additional written notice of the default and shall allow the Leasehold Mortgagee such additional thirty (30) days within which to cure the default, or, in the case of a default (other than a default in the payment of any rent or other sum of money under this Lease) which cannot in the exercise of diligence be cured within said thirty (30) day period, shall allow the Leasehold Mortgagee such additional thirty (30) days to commence the curing of the default, in which event LESSOR shall not re-enter

SAID PROPERTY or terminate this Lease, so long as the Leasehold Mortgagee, or LESSEE, is diligently and in good faith engaged in curing default, so long as all payments under the Lease remain current as described in the Lease during the additional time to cure.

          (5) LESSEE may delegate irrevocably to the Leasehold Mortgagee the authority to exercise any or all of LESSEE's rights hereunder (including without limitation the authority to exercise any option to extend or renew the term hereof), but no such delegation shall be binding upon LESSOR unless and until either LESSEE or the Leasehold Mortgagee shall give to LESSOR a true copy by United States Mail, postage prepaid, certified mail, of a written instrument effecting such delegation and indemnifying LESSOR for any dispute between Lessor and Leasehold Mortgagee relating to such delegation or any conflicting claims as between LESSEE and Leasehold Mortgagee so long as LESSOR's actions are in compliance with and pursuant to instructions from the Leasehold Mortgagee. For the purpose of exercising such rights, Leasehold Mortgagee shall, for the purposes of this Lease, be deemed to be the LESSEE. However, LESSEE shall remain entitled to receive the notices provided for under the Lease.

     (f) If LESSOR terminates this Lease, then LESSOR will notify the Leasehold Mortgagee of such termination (a "Termination Notice"), which notice shall set forth all sums due to LESSOR under the Lease, and upon the written request of the Leasehold Mortgagee, LESSOR will enter into a now lease of SAID PROPERTY with the Leasehold Mortgagee for the remainder of the Lease term, effective as of the date of such termination, at the rent and additional rent and upon the terms, provisions, covenants and agreements herein contained (including, without limitation, all rights, options, or privileges to extend or renew the term hereof) provided:

          (1) the Leasehold Mortgagee shall request LESSOR for such a new lease within thirty (30) days after the date of the Termination Notice and such written request by United States Mail, postage prepaid, certified mail, is accompanied by payment to LESSOR of all sums then due to LESSOR under this Lease as described in the Termination Notice;

          (2) the Leasehold Mortgagee shall pay to LESSOR, at the time of the execution and delivery of said new lease, any and all reasonable expenses, including legal and attorneys' fees, to which the LESSOR shall have been subjected by reason of such termination; and

          (3) the Leasehold Mortgagee shall, on or before execution and delivery of said new lease, perform and observe all the other covenants and conditions on LESSEE's part to be performed and observed to the extent that LESSEE shall have failed to perform and observe the same, except that (a) with respect to any default which cannot be cured by the Leasehold Mortgagee until it obtains possession of SAID PROPERTY, the Leasehold Mortgagee shall have a reasonable time after the Leasehold Mortgagee obtains possession, to cure such default, provided the Leasehold Mortgagee shall first agree in writing to proceed diligently to remedy said default after it obtains possession of SAID PROPERTY and shall in fact proceed diligently and in good faith to do so and shall in fact so do, and (b) in no event shall the Leasehold Mortgagee be required to cure a default related to bankruptcy, insolvency, a prohibited transfer, failure to deliver financial information relating to LESSEE, (to the extent, if any, that any of the foregoing actually constitute(s) a non-monetary default under this Lease), and any other non-monetary default that by its nature relates only to LESSEE or its affiliates or can reasonably be performed only by LESSEE or its affiliates. Upon execution and delivery of such new lease, any subleases which may have theretofore been assigned and transferred to LESSOR shall thereupon be assigned and transferred by LESSOR to the new lessee. During the period from the date of the termination of this Lease until the date the term of the new lease commences, LESSOR shall not terminate any sublease or seek to recover possession of any sublet space without permission of the Leasehold Mortgagee, except that LESSOR may elect to do so by reason of a default (beyond any applicable notice or grace periods) by any subtenant under the terms, covenants or conditions on such subtenant's part to be performed or complied with pursuant to such sublease.

     (g) Any now lease entered into pursuant to this Lease shall be in recordable form. Notice is hereby given to any intervening claimants that such new lease shall be superior to all rights, liens and interests intervening between the date of this lease and the date of such new lease period. Such new lease shall be free of all rights of the originally named LESSEE hereunder. The provisions of the immediately preceding sentence shall be self-executing. LESSOR, however, does not in any way assure, guarantee or warrant that said new lease shall be superior under applicable law and therein granted a priority status.

     (h) Upon written request of LESSEE or of the Leasehold Mortgagee, LESSOR will:

          (1) deliver to them or any of them a separate written instrument signed and acknowledged by LESSOR setting forth and confirming the provisions of this Lease;

          (2) acknowledge to them or any of them in writing the receipt by LESSOR of any notice or instrument received by the LESSOR pursuant to the provisions of this Lease.

     (i) To the best of the ability of the LESSOR, when a new lease is entered into with the Leasehold Mortgagee or its designee (such holder or designee being herein called the "Acquiring Holder" and the leasehold mortgage of such Acquiring Holder being herein called the "Acquiring Holder's Leasehold Mortgage"), the liens on and estates and other interests in SAID PROPERTY or this Lease of all persons holding directly or indirectly under or through LESSEE (including the Acquiring Holder's Leasehold Mortgage), other than liens, estates and interests which are subordinate to the Acquiring Holder's Leasehold Mortgage, shall immediately and without documentation continue in effect, attach to the new lease and be reinstated as to each other to the same extent, and in the same manner, order and priority, as if (1) the new lease were this Lease,
(2) this Lease had not been terminated and (3) the Acquiring Holder had acquired the leasehold estate under this Lease by assignment on the date the term of the new lease commences. For the purposes of the preceding sentences, each lien, estate or interest which could have been extinguished by the foreclosure of the Acquiring Holder's Leasehold Mortgage shall be deemed to be subordinate to the Acquiring Holder's Leasehold Mortgage.

     (j) Notwithstanding anything in this Lease to the contrary, the Leasehold Mortgagee shall be entitled to participate in any proceedings relating to any condemnation of all or part of the Lease or the leasehold interest created by this Lease. In both a partial and total taking, any award paid with respect to the Lease or the Leasehold Interest created by this Lease shall first be applied to pay off in full, the Indebtedness secured by the Leasehold Mortgage. Notwithstanding the foregoing, in the event of a partial condemnation, and with the consent of the Leasehold Mortgagee, any condemnation proceeds may be applied instead to restore the portion of SAID PROPERTY not condemned pursuant to disbursement procedures deemed appropriate by the Leasehold Mortgagee.

     (k) Notwithstanding anything in this Lease to the contrary, all proceeds of fire and other hazard insurance policies shall be delivered to the Leasehold Mortgagee, if any. Such insurance proceeds shall be applied first to pay off in full, in order of priority, the indebtedness secured by the Leasehold Mortgage, or as otherwise provided in the senior Leasehold Mortgage. The Leasehold Mortgagees are hereby empowered to participate in any settlement, arbitration or proceeding involving such a casualty.

     (l) The Leasehold Mortgagee shall have the right, by giving notice in writing by United States Mail, postage prepaid, certified mail, to LESSOR, to irrevocably and exclusively delegate any rights and remedies granted by this Lease to the Leasehold Mortgage to any collateral assignee of the Leasehold Mortgagee's Leasehold Mortgage. Such collateral assignee shall be entitled to all the same rights, benefits, privileges, protections and notices as would apply to the Leasehold Mortgagee. In the event of any conflicting claims between the Leasehold Mortgagee and a collateral assignee of such Leasehold Mortgagee's Leasehold Mortgage, LESSOR shall honor the claims of the collateral assignee (to the exclusion of the claims of the Leasehold

Mortgagee), provided that such collateral assignee agrees to indemnify LESSOR and hold LESSOR harmless from and against any and all loss, cost, liability and expense (including reasonable attorneys' fees) arising from any litigation or other dispute between such collateral assignee and the Leasehold Mortgagee from which its rights derive.

     (m) Within fifteen days after written request therefor from the Leasehold Mortgagee, LESSOR shall deliver to the Leasehold Mortgagee a certificate signed by LESSOR in form reasonably designated by the Leasehold Mortgagee, certifying as to: (1) the rent payable under this Lease; (2) the term of this Lease and the status of LESSEE's extension rights, if any; (3) the nature of any known defaults by LESSEE alleged by LESSOR; and (4) any other matters reasonably requested by the Leasehold Mortgagee.

     (n) Should Leasehold Mortgagee for any reason take possession of SAID PROPERTY, it shall be subject to and comply fully with all of the provisions and conditions of this Lease which would bind the LESSEE, but only for so long as the Leasehold Mortgagee has not assigned its interest under the lease or abandoned SAID PROPERTY.

     (o) The LESSOR agrees with Mortgagee of the Leasehold Mortgagee consented to in subparagraph (a) of this Article that the rights hereunder of Leasehold Mortgagee shall be exercisable by such Leasehold Mortgagee in the order of the priority of lien or other security interest of their respective Leasehold Mortgage, but it shall not be the duty or obligation of the LESSOR to assure compliance with this provision.

     (p) LESSOR consents to any exercise of remedies by any Leasehold Mortgagee including acceptance of an assignment, deed or other conveyance in lieu of foreclosure.

     (q) Any notice which LESSOR is required to give to any Leasehold Mortgagee hereunder shall be deemed to have been given when the United States Postal Service certifies that such notice was delivered to the Leasehold Mortgagee at the address specified in this lease or at such other address as may be specified from time to time by the Leasehold Mortgagee.

11.  DEFAULT.

     The parties herein expressly agree that if DEFAULT shall be made in the payment of any tax, assessment or rent due pursuant to this LEASE, then and in any such event of DEFAULT it shall be lawful for LESSOR to enter upon SAID PROPERTY, or any part thereon, upon LESSOR's thirty (30) day written notice to LESSEE, either with or without process of law, to re-enter and repossess the same, and to distrain for any rent or assessment that may be due thereon, at the election of LESSOR, but nothing herein is to be construed to mean that LESSOR is not permitted to hold the said LESSEE liable for any unpaid rent or assessment to that time. As to all other conditions, covenants, and obligations imposed on LESSEE herein, enforcement shall be by proceeding at law or in equity against any person violating or attempting to violate said conditions, covenants, and obligations, to restrain violation and to recover damages, if any, including reasonable expenses of litigation and reasonable attorney's fees, which LESSEE expressly agrees to pay. Such enforcement by proceedings at law or in equity may be instituted at any time after thirty (30) days written notice to LESSEE if the default or violation has not been corrected within that thirty (30) day period. Invalidation of any provision of this lease by judgment or court order shall, unless agreed otherwise by the parties, operate as an approved cancellation of this lease.

12.  FORFEITURE, DEFAULT OR CANCELLATION.

     In the event of any FORFEITURE, DEFAULT OR CANCELLATION of this lease or termination of the term as aforesaid, said LESSEE shall quit, deliver up and surrender possession of SAID PROPERTY, and thereupon this lease and all agreements and covenants on LESSOR's behalf to be performed and kept, shall cease, terminate and be utterly void, the same as if the lease had not been made. In addition thereof, LESSOR shall be entitled to whatever remedies It may have at law or equity for the collection of any unpaid rental hereunder, or for any other sums, for damages or otherwise, that it may have sustained on account of LESSEE'S nonfulfillment or nonperformance of the terms and conditions of this lease.

     Immediately upon the termination of this lease, whether by FORFEITURE, DEFAULT, or CANCELLATION, LESSOR shall be entitled to take possession of SAID PROPERTY, custom and usage to the contrary notwithstanding. If LESSEE declines or fails to remove structures and equipment occupying and erected upon the leased premises within ninety (90) days after expiration or termination of this lease, such structures and equipment will be deemed forfeited by LESSEE, and may be removed and/or sold by LESSOR after ten (10) days written notice by certified mail addressed to LESSEE.

     Any costs incurred by LESSOR in removal of said structures and equipment shall be paid for from the proceeds of sale of such structures and equipment. If funds derived from sale of structures and equipment are insufficient to pay costs of removal, LESSOR shall have, and is hereby granted a lien upon the interest, if any, of LESSEE enforceable by law provided.

13.  RENT NOT REFUNDABLE.

     LESSOR and LESSEE agree that any rent paid during the term of this lease is non-refundable and LESSEE waives any right or claim it may have to refund of rents paid under the term of this lease.

14.  IMPROVEMENTS.

     LESSOR acknowledges that the improvements which presently exist and which are to be constructed on SAID PROPERTY are not the property of LESSOR. LESSEE shall not construct under the terms of this lease any building or pier of any type on adjoining State property.

15.  RESTRICTIONS ON USE.

     LESSEE shall comply with any and all applicable federal, state, county or city laws, statutes, regulations, building codes, building requirements, safety or conservation regulations, fire codes, ordinances, pollution standards, or zoning regulations. LESSEE specifically agrees to provide parking for all permitted uses developed on SAID PROPERTY in conformance with City of Biloxi requirements. LESSEE further agrees to conform with City of Biloxi Landscaping Rules and Regulations. LESSEE further agrees not to fill or cover more than 66.7% of the surface area of SAID PROPERTY with structures or other improvements of any kind in order to maintain at least one third of the surface area of SAID PROPERTY as open water.

     If LESSEE fails to make permitted use of SAID PROPERTY or abandons SAID PROPERTY, or uses SAID PROPERTY in violation of any applicable law or regulation as aforesaid, this lease may be terminated or canceled by LESSOR after thirty
(30) days written notice to LESSEE.

16.  SUSPENSION OR CANCELLATION OF LICENSE.

     Should the Gaming Commission suspend or cancel the gaming license pursuant to which the "dockside casino" contemplated by this lease is operated, said suspension or cancellation shall, at the option of the LESSOR, be sufficient grounds for immediate termination of the lease and removal of the casino vessel at the sole expense of LESSEE.

17.  NO CLAIM OF TITLE OR INTEREST.

     LESSEE, in accepting this lease, does hereby agree that no claim of title or interest to SAID PROPERTY shall be made by reason of the occupancy or use thereof; that all title and interest to SAID PROPERTY is vested in the LESSOR. LESSEE further acknowledges and agrees that he is entitled to no rights to adjoining submerged lands or tidelands as a result of this lease.

18.  CATASTROPHIC DESTRUCTION.

     In the event of catastrophic destruction by natural causes of LESSEE'S improvements on SAID PROPERTY, LESSEE may terminate this lease at its option, provided SAID PROPERTY is surrendered in a condition at least equal to that at the inception of this lease. LESSOR agrees that it shall interpose no objection should LESSEE decide to rebuild those improvements demolished in such a catastrophe.

19.  DUE DILIGENCE.

     LESSEE shall be responsible for any damages that may be caused to LESSOR'S property by the activities of LESSEE under this lease, and shall exercise due diligence in the protection of other property of LESSOR in the vicinity thereof against damage or waste from any and all causes. LESSEE shall not deposit any refuse on any State property adjoining SAID PROPERTY. Disposition of refuse and waste shall be consistent with local and State health regulations.

20.  INDEMNITY AND HOLD HARMLESS.

     LESSEE agrees to hold and save harmless, protect and indemnify LESSOR, the Secretary of State and his successors, employees, officers and agents, from and against any and all loss, damages, claims, suits or actions at law or equity, judgments and costs, including attorney's fees, which may arise or grow out of any injury or death of persons or loss or damage to property connected with LESSEE'S exercise of any right granted or conferred hereby, or LESSEE'S use, maintenance, operation or condition of the property herein leased or the activities thereon conducted by LESSEE, whether sustained by LESSEE, his respective agents or employees, or by any other persons, or corporations which seek to hold LESSOR liable.

     In addition to the general indemnity agreement set forth in the immediately preceding paragraph, LESSEE also specifically agrees to hold and save harmless, protect and indemnify LESSOR, the Secretary of State and his successors, employees, officers and agents, from and against any and all loss, damages, claims, suits or actions at law or equity, judgments and costs, including attorney's fees, which may arise or grow out of LESSOR'S reliance upon LESSEE'S representation that LESSEE has the right to occupy the uplands adjacent to SAID PROPERTY and to exercise littoral rights in connection therewith.

     In executing this Lease, LESSOR is relying on a survey and/or legal description (see Exhibit 1) provided by the LESSEE. LESSEE expressly assumes all liability for the correctness thereof and expressly agrees to indemnify and save harmless LESSOR, its employees, officers and agents, for all liability, damages (including damages to land, aquatic life and other natural resources), expenses, causes of actions, suits, claims, costs, fees, including attorneys' fees and costs, penalties (civil and criminal) or judgments arising out of State's reliance on LESSEE's survey.

21.  QUIET AND PEACEFUL POSSESSION.

     LESSEE shall have quiet and peaceful possession of SAID PROPERTY so long as compliance is made by LESSEE with the terms of this agreement. LESSEE agrees to deliver possession of SAID PROPERTY peaceably and promptly within ten (10) days after the expiration or termination of this lease.

22.  RIGHT OF ENTRY.

     LESSOR reserves the right to enter onto SAID PROPERTY to inspect the premises to determine compliance with the lease terms herein.

23.  PERMITTED USE.

     All property of LESSEE shall be maintained by LESSEE at LESSEE'S expense and in a clean, orderly, healthful, and attractive condition, subject to inspection by LESSOR or his representative at any time. LESSEE shall, at its sole cost and expense, make any and all additions to, repairs, alterations, maintenance, replacements, or changes about and to the improvements on SAID PROPERTY, which may be required by any public authority affecting the property and its use. It is expressly agreed by and between the parties that LESSEE will not occupy or use, nor permit to be occupied or used, SAID PROPERTY for any unlawful purposes.

     It is specifically agreed that LESSEE will use SAID PROPERTY for the docking of a single gaming vessel as shown on attached Exhibit 1, to be operated under a Mississippi gaming license issued to LESSEE, as shown in Exhibit 3 attached hereto. LESSEE shall commence permitted use on or before September 1, 1994.

24.  LESSOR NOT RESPONSIBLE.

     LESSEE assumes full responsibility for the condition of the promises and LESSOR shall not be liable or responsible for any damages or injuries caused by any vices or defects therein to LESSEE or to any occupant or to anyone in or on SAID PROPERTY who derives his right to be thereon from LESSEE. LESSEE agrees to maintain the leased premises in good condition, keeping the structures and equipment located thereon in a good state of repair in the interests of public health and safety.

25.  LIABILITY INSURANCE.

     LESSEE shall secure and maintain throughout the term of the lease a liability insurance policy providing coverage in an amount not less than Five Million Dollars against accidents, death or bodily injury or loss or damage to property occurring on or in connection to SAID PROPERTY, or LESSEE's vessel, or arising out of or associated with any activity of LESSEE on SAID PROPERTY. LESSEE shall annually supply a certificate evidencing said insurance to LESSOR.

26.  RESERVATION OF MINERAL RIGHTS.

     LESSEE further covenants and agrees that this lease and interest of LESSEE SHALL NOT include any mineral, oil or gas, coal, lignite, or other subterranean rights WHATSOEVER.

27.  RIGHT TO CANCEL UPON INSOLVENCY OF LESSEE.

     LESSEE covenants and agrees that if an execution or process is levied upon SAID PROPERTY or if a Petition in Bankruptcy be filed by or against LESSEE in any court of competent jurisdiction, LESSOR shall have the right at its option, to cancel this lease. LESSEE covenants and agrees that this lease and the interest of LESSEE hereunder shall not, without the written consent of the Secretary of State or his successor first obtained, be subject to garnishment or sale under execution or otherwise in any suit or proceeding which may be brought by or against said LESSEE.

28.  WAIVER NOT A DISCHARGE.

     No failure, or successive failures, on the part of LESSOR to enforce any provisions, nor any waiver or successive waivers on its part of any provision herein, shall operate as a discharge thereof or render the same inoperative or impair the right of LESSOR to enforce the same upon any renewal thereof or in the event of subsequent breach or breaches.

29.  CANCELLATION UPON FAILURE TO COMPLY.

     LESSEE'S failure to comply with the provisions of this lease shall result, at the option of LESSOR, in the termination or cancellation of this lease within thirty (30) days after written notice of default is given, unless such default is cured within thirty (30) days of receipt of such notice, except as set forth in Article 15.

30.  NOTICE.

     All notifications required under the terms of this lease shall be made by U.S. mail, return receipt requested, to the parties at the following addresses:

     Secretary of State:           401 Mississippi Street
                                   Post Office Box 136
                                   Jackson, Mississippi 39205

     Mississippi-I Gaming, L.P.:   Wayne Yarbrough, General Manager
                                   Post Office Box 369
                                   Biloxi, Mississippi 39533

     Copy to:                      Thomas B. Shepherd III, Esq.
                                   Watkins Ludlam & Stennis
                                   Post Office Box 427
                                   Jackson, Mississippi 39205-0427

     Leasehold Mortgagee:          First Trust National Association
                                   First Trust Center
                                   180 East Fifth Street
                                   St. Paul, Minnesota 55101

     Trustee:                      Stephen H, Leech, Jr.
                                   c/o Phelps Dunbar
                                   Security Center North
                                   200 S. Lamar Street, Suite 500
                                   Jackson, Mississippi 39225

31.  LAWS OF MISSISSIPPI TO GOVERN.

     This agreement is to be governed by the laws of the STATE OF MISSISSIPPI, both as to Interpretation and performance.

     IN WITNESS WHEREOF, this lease is executed by LESSOR and LESSEE, this the 15 day of August, 1994.



                                   LESSOR:
                                   ------

                                   STATE OF MISSISSIPPI
                                   DICK MOLPUS
                                   SECRETARY OF STATE

                                   BY: /s/ James O. Nelson, II
                                       ------------------------------
                                       JAMES O. NELSON, II
                                       ASSISTANT SECRETARY OF STATE
                                       FOR PUBLIC LANDS

                                   LESSEE:
                                   ------

                                   MISSISSIPPI-I GAMING, L.P.,
                                   a Mississippi Limited Partnership

                                   By: Bayview Yacht Club, Inc.
                                       a Mississippi Corporation,
                                       its Sole General Partner

                                   BY: /s/ Richard N. Scott,
                                       -----------------------------
                                       RICHARD N. SCOTT,
                                       PRESIDENT

     APPROVED BY THE GOVERNOR of the State of Mississippi on the 15 day of August, 1994.

                                   [SIGNATURE ILLEGIBLE]
                                   ---------------------------------
                                   GOVERNOR

STATE OF MISSISSIPPI
COUNTY OF Hinds

          PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this 15 day of August, 1994, within my jurisdiction the within named KIRK FORDICE, personally known to me to be the GOVERNOR of the STATE OF MISSISSIPPI, who acknowledged that he executed the above and foregoing LEASE AGREEMENT as the act and deed of said GOVERNOR for and on behalf of the STATE OF MISSISSIPPI, on the date and for the purposes therein stated, being first duly authorized to so do.

                                                  [SIGNATURE ILLEGIBLE]
                                                  -----------------------
                                                  Assistant Secretary of
                                                  State
My Commission Expires:
January 1, 1996
----------------------

             [LETTERHEAD OF WATKINS LUDLAM & STENNIS APPEAR HERE]

                                  May 2, 1994

                                                                  (601) 949-4863
                                                               VIA HAND DELIVERY

Mr. Gary McGee
Mississippi Gaming commission
723 North President Street
Suite 100
Jackson, MS

     RE:  Mississippi I Gaming, L.P. d/b/a Boomtown Biloxi

Dear Gary;

     I have enclosed a revised Form 3001 Statement of Games, Tables and Slot Machines as a supplement to the above captioned limited partnership's application for a gaming license.

     By copy of this letter I am also providing this statement to Margaret Bretz of the Secretary of State's office, Public Lands Division for the tideland's lease application.

     Please call me if you have any questions regarding the above or need any further information.

                                        Sincerely,

                                        WATKINS LUDLAM & STENNIS
                                        /s/ Cheryn L. Nett
                                        Cheryn L. Nett

CLN/ssb
Enclosures
cc:   Wayne Yarbrough
      Margaret Bretz (w/enclosures)
      Thomas B. Shepherd III, Esq.

                                   EXHIBIT 2

                 STATEMENT OF GAMES, TABLES, AND SLOT MACHINES

GAMES               NO.    TABLES            NO.       SLOT MACHINES       NO.

Craps - 5           ___    ???   0           ___       $.05      219       ___

Roulette -2         ___    ??? - 8           ___       $.10        0       ___

Twenty-one - 24      1     Multi-Action      ___       $.25      490       ___

Keno - 1            ___    ______________    ___       ????       27

Wheel of Fortune 0  ___    ______________    ___       $  1.00   206       ___

Casino de Fal    0  ___    ______________    ___       $  5.00    22       ___

Baccarat         0  ___    ______________    ___       $ 25.00     2       ___

Faro             0  ___    ______________    ___       $100.00     0       ___

???              0  ___    ______________    ___       $500.00     0       ___

???  - 1            ___    ______________    ___       _____________       ___

Chuck-A-Luck     0  ___    ______________    ___       _____________       ___

???              0  ___    ______________    ___       _____________       ___

Black Jack       0  ___    ______________    ___       _____________       ___

Seven-and-a-half 0  ___    ______________    ___       _____________       ___

Big Injue        0  ___    ______________    ___       _____________       ___

Klondike         0  ___    ______________    ___       _____________       ___

Beat the Banker  0  ___    ______________    ___       _____________       ___

Other (describ) 2- Caribbean Stud            ___       _____________       ___


TOTAL           35  ___    TOTAL   9         ___       TOTAL   966         ___

              [LETTERHEAD OF MORAN, SEYMOUR & ASSOC. APPEARS HERE]

LEGAL DESCRIPTION - OVERALL TIDELANDS BOUNDARY
----------------------------------------------

      COMMENCE at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East margin of Main Street; thence run North 0 degrees 30'07" East, for a distance of
352.72 feet to a point on the waters edge in the Back Bay of Biloxi, and the POINT OF BEGINNING; thence continue North 0 degrees 30'07" East, for a distance of 627.28 feet to a point; thence run South 89 degrees 29'53" East, for a distance of 421.62 feet to a point; thence run South 0 degrees 30'07" West, for a distance of 567.28 feet to a point on the waters edge in the Back Bay of Biloxi, thence run along the waters edge, the following bearings and distances, to wit; North 89 degrees 00'25" West, 54.89 feet, North 59 degrees 34'39" West,
35.62 feet; North 02 degrees 39'47" East, 9.06 feet; North 65 degrees 11'04" West, 89.88 feet; North 0 degrees 47'05" West, 18.55 feet; North 07 degrees 16'10" West, 25.28 feet; South 75 degrees 11'01" West, 39.18 feet, South 09 degrees 13'15" East, 7.92 feet; South 81 degrees 54'06" West, 49.27 feet; North 08 degrees 11'59" West, 22.25 feet; South 81 degrees 26',23" West, 94.03 feet; South 11 degrees 19'27" East, 27,44 feet; South 14 degrees 59'07" East, 79.84 feet and South 65 degrees 01'07" West, for a distance of 106.37 feet to the POINT OF BEGINNING, containing 222,022 Square Feet, or 5.10 Acres, approximately.


                                   EXHIBIT 1

CERTIFICATION
-------------

     This is to CERTIFY that I have surveyed the property hereon described and del????, and that the measurements and other data indicated are correct to the best of my knowledge and belief.


[SIGNATURE ILLEGIBLE]                           6/29/94
--------------------------------             -------------
?RAH      R.L.S           1779                  Dated


                              [PLAN APPEARS HERE]

     This property has been graphically plotted to be in Zone(s) "A9" & "A12"
                                                                 ------------
as published by the Federal Insurance Administration, Official Flood Hazard Map, Community Panel Number 289252 OODBC . revised 3/15/B4.
                       -------------            -------

                                   EXHIBIT 1                        Page 2 of 2

                          MISSISSIPPI-I GAMING, INC.
                               LEASE INFORMATION

PROPERTY IDENTIFICATION/LOCATION:
---------------------------------

222,022 square feet of submerged tidelands located in Section 28, Township 7 South, Range 9 West, in the second judicial district of Harrison County, Mississippi.

LESSOR'S NAME AND ADDRESS:
--------------------------

Secretary of State
State of Mississippi
c/o Public Lands Division
401 Mississippi Street
P. 0. Box 136
Jackson, MS 39205

LESSEE'S NAME AND ADDRESS:
--------------------------

Mississippi-I Gaming, L.P.
P. 0. Box 369
Biloxi, MS 39533-0369

DATE CONTRACT EXECUTED:
-----------------------

Executed July 15, 1994; commencement date July 1, 1994.

LEASE-TERMS/PRICE/PAYMENT TERMS:
--------------------------------

Ten years from commencement date (July 1, 1994 - June 30, 2004). Annual rent $525,000 for July 1, 1994 - June 30, 1999. Annual rent for the second five-year period of the lease will be determined in accordance with MISS. CODE ANN. Sec. 29-1-107 (2) (Supp. 1994) or as amended and revised.

First year's rent is payable in four installments as follows:

      $ 90,000.00      August 1, 1994
      $145,000.00      September 1, 1994
      $145,000.00      October 1, 1994
      $145,000.00      November1, 1994

Subsequent rent is due annually on or before July 1.

RENEWAL TERMS/PRICE:
--------------------

Option to extend for a renewal term of five years subject to renegotiation of annual rent based on appraisal obtained by the lessor.

                          MISSISSIPPI-I GAMING, INC.
                               LEASE INFORMATION

OTHER TERMS/CONDITIONS:
-----------------------

If Boomtown expands the gaming area within the casino beyond 1,010 games, notice shall first be given to lessor and a corresponding adjustment to the annual rental shall be made.

Boomtown cannot sublease, assign or transfer the property without prior written permission of the Secretary of State. Boomtown agrees to maintain free public access to the property and to construct and maintain all piers, wharfs and boardwalks existing at lease execution date (see Exhibit 1).

Boomtown will pay all general taxes, special assessments, survey costs and recording fees on the property and improvements.

Boomtown will not fill or cover more than 2/3 of the surface area of the property with structures or other improvements; 1/3 of the surface area must be open water.

Boomtown must maintain a liability insurance policy providing coverage of at least $5,000,000. We must annually supply a certificate evidencing insurance.

                             STATE OF MISSISSIPPI
                              SECRETARY OF STATE


                     [LETTERHEAD OF STATE OF MISSISSIPPI]

                                 July 15, 1994


General Paul Harvey,
Executive Director
Mississippi Gaming Commission
Post Office Box 23577
Jackson MS 39255-3577

Via Facsimile - 359-5731
------------------------

     Re:   Boomtown Casino (Mississippi-I Gaming, L.P.)

Dear General Harvey:

     Mississippi-I Gaming, L.P. has executed a lease for public trust tidelands for its casino located in Biloxi. We therefore have no objection to the casino opening at this time. Thank you very much for your cooperation.

                                      Sincerely,

                                      /s/ Margaret Anne Bretz

                                      Margaret Anne Bretz
                                      Senior Attorney

MAB:rd
cc:  Mr. Wayne Yarbrough

                         PUBLIC TRUST TIDELANDS LEASE
                         ----------------------------

STATE OF MISSISSIPPI
COUNTY OF HINDS

     THIS AGREEMENT, made and entered into this the _____ day of ____________, 1994, by and between the SECRETARY OF STATE, with the approval of the GOVERNOR, for and on behalf of the STATE OF MISSISSIPPI, hereinafter referred to as "LESSOR," and Mississippi-I Gaming, L.P., doing business as Boomtown Biloxi Casino, a Mississippi Limited Partnership registered to do and doing business in the State of Mississippi, hereinafter referred to as "LESSEE."

                                  WITNESSETH:
                                  -----------

     THAT FOR THE TERM and in consideration of the rentals hereinafter set forth, and covenants, conditions, and obligations to be observed and performed by LESSEE, LESSOR does hereby lease and rent unto LESSEE, pursuant to the authority of MISS. CODE ANN. (S) 29-1-107 (Supp. 1994), the following described submerged land or tideland, hereinafter referred to as SAID PROPERTY, to-wit:

     A parcel located in Section 28, Township 7 South, Range 9 West, in the Second Judicial District of Harrison County, Mississippi, more particularly described as follows:

     COMMENCE at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East margin of Main Street; thence run North 0 degrees 30 minutes 7 seconds East, for a distance of 352.72 feet to a point on the water's edge in the Back Bay of Biloxi, and the POINT OF BEGINNING; thence continue North 0 degrees 30 minutes 07 seconds East for a distance of 627.28 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East, for a distance of 421.62 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West, for a distance of 567.28 feet to a point on the water's ' edge in the Back Bay of Biloxi, thence run along the waters edge, the following bearings and distances, to wit: North 89 degrees 00 minutes 25 seconds West, 54.89 feet, North 59 degrees 34 minutes 39 seconds West,
     35.62 feet; North 02 degrees 39 minutes 47 seconds East, 9.06 feet; North 65 degrees 11 minutes 04 seconds West, 89.88 feet; North 00 degrees 47 minutes 05 seconds West, 18.55 feet; North 07 degrees 16 minutes 10 seconds west, 25.2B feet; South 75 degrees 11 minutes 01 seconds West, 39.18 feet; South 09 degrees 13 minutes 15 seconds East 7.92 feet; South 81 degrees 54 minutes 06 seconds West, 49.27 feet; North 08 degrees 11 minutes 59 seconds West, 22.25 feet; South 81 degrees 26 minutes 23 seconds West, 94.03 feet; South 11 degrees 19 minutes 27 seconds East, 27.44 feet; South 14 degrees 59 minutes 07 seconds East, 79.84 feet and

     South 65 degrees 01 minutes 07 seconds West, for a distance of 106.37 feet to the POINT OF BEGINNING, containing 222,022 square feet, or 5.10 acres, more or less. (See survey prepared by Terry J. Moran, Jr., R.L.S., dated June 29, 1994, attached hereto as Exhibit 1 and incorporated herein by reference.)

1.   TERM.

     The primary term of this lease shall be for ten (10) years, beginning on the 1st day of July, 1994, and terminating on the 30th day of June, 2004. If LESSEE has compiled with all terms, covenants, conditions, and obligations of this lease, as of the expiration of the primary term, LESSEE shall have the option to extend this lease for a renewal term of five (5) years under the same terms and provisions of this lease, subject to the renegotiation of annual rental based on appraisal obtained by the LESSOR.

2.   CONSIDERATION.

     The parties hereto agree that SAID PROPERTY contains 222,022 square feet of submerged lands or tidelands. The parties agree that consideration for this lease is in part predicated on LESSEE developing and operating a single dockside gaming facility licensed by the State of Mississippi which will contain up to 1,010 games as shown on Statement of Games dated April 27, 1994 from LESSEE to Mississippi State Tax Commission, a copy of which is attached hereto as Exhibit
2. Should LESSEE desire to expand the gaming area within its casino beyond these 1,010 games, notice shall first be given to LESSOR and a corresponding adjustment to the annual rental shall be made. During the period July 1, 1994, to June 30, 1999, LESSEE covenants and agrees to pay annual rental to LESSOR in the sum of FIVE HUNDRED TWENTY FIVE THOUSAND ($525,000.00) AND NO/100THS DOLLARS. Payment of the first year's rent shall be made in four (4) installments, with one payment of NINETY THOUSAND ($90,000.00) AND NO/100THS DOLLARS to be made on or before August 1, 1994, and the remaining balance of FOUR HUNDRED THIRTY FIVE THOUSAND ($435,000.00) AND NO/100THS DOLLARS to be paid in three (3) equal installments on or before the 1st days of September, October and November, 1994.

3.   RENT ADJUSTMENT.

     LESSOR shall, at the end of the first five year period of the lease term, determine the annual rental in accordance with MISS. CODE ANN. Sec. 29-1-107(2) (Supp. 1994) or as amended by subsequent legislation and the adopted and published rules of the Secretary of State for the administration, control and leasing of public trust tidelands, as amended and revised. In the event LESSOR and LESSEE cannot agree on an adjusted rental amount, the lease may be canceled at the option of LESSOR,

4.   PLACE AND TIME OF PAYMENT.

     Subject to Article 2 above regarding the first year's payment, rent shall be payable annually on or before July 1st to the STATE OF MISSISSIPPI and shall be submitted to the.SECRETARY OF STATE or his successor in office, through the Public Lands Division, 401 Mississippi Street, Post Office Box 136, Jackson, Mississippi 39205.

5.   INTEREST PENALTY FOR PAST DUE RENT BALANCES.

     LESSEE shall pay a late charge equal to interest at the rate of twelve percent (12%) per annum from the date due until paid on any lease rentals, fees, or other charges due and payable hereunder, which are not paid within thirty (30) days of their due date.

6.   RIGHT TO RE-LEASE.

     Pursuant to MISS. CODE ANN. (S) 29-1-107 (Supp. 1994), LESSEE is hereby granted the prior right, exclusive of all other persons, to re-lease at the expiration of this lease, as may be agreed upon between LESSEE and LESSOR, so long as LESSEE continues to present satisfactory evidence of LESSEE's right to occupy the adjacent uplands.

7.   TAXES, SURVEY COSTS, RECORDING FEES.

     LESSEE covenants and agrees to pay any and all general taxes and special assessments, if ever any there be, applicable to the above described property and LESSEE'S interest therein and improvements thereon; further, LESSEE covenants and agrees to pay any and all survey costs and recording fees in connection with this lease or any other fees so determined by law.

8.   TRANSFERABILITY OF LEASE.

     Subject to the provisions of Article 10 below, LESSEE shall NOT sublease, assign, or transfer SAID PROPERTY (except for a lease of the gift shop within the casino, for which permission is hereby granted by LESSOR) without the prior written permission of the Secretary of State or his successor, which permission shall not arbitrarily or unreasonably be withheld.

9.   PUBLIC ACCESS ASSURED.

     LESSEE covenants and agrees to maintain free public access to SAID PROPERTY during the term of the lease, subject to rules and regulations reasonably necessary to ensure the safety and convenience of all users. This provision does not imply free access to enter the casino vessel. LESSEE further covenants to construct and maintain all piers, wharfs and boardwalks shown on Exhibit I attached hereto.

10.  LEASEHOLD MORTGAGEE PROTECTIONS

     This Article is included to give additional rights to the Leasehold Mortgagee, as defined herein. Unless specifically so stated, the additional rights herein shall not amend the remaining provisions of the Lease with regard to the LESSEE, and may not be exercised, claimed or used in any manner by the LESSEE.

     (a) LESSOR does hereby consent to a Leasehold Construction and Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, executed by the LESSEE as Trustor in favor of First Trust National Association, as Beneficiary, dated as of November 10, 1993, and a Leasehold Construction and

Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (Subordinated), executed by the LESSEE, as Trustor, in favor of Boomtown, Inc., as Beneficiary, collectively referred to as the Leasehold Mortgage. The Leasehold Mortgage will be a lien on the interest of the LESSEE in certain real estate described in and leased to the LESSEE pursuant to a Ground Lease, as amended, dated as of October 19, 1993, by and between the LESSEE and Raphael Skrmetta and public trust tideland leasehold property interest described herein. This Leasehold Mortgage is not an encumbrance on the fee interest in the public trust tidelands real property leased from the State of Mississippi, but is limited strictly to a leasehold interest only. Furthermore, it is understood and agreed that in the event the Leasehold Mortgage holder should foreclose, it shall have the right to make a one time assignment of SAID PROPERTY to any financially responsible person licensed by the Mississippi Gaming Commission.
(b) When a notice of default or termination is to be given to the LESSEE under the terms of this Lease, such notice shall also be given to the Leasehold Mortgagee at the following address: First Trust National Association, First Trust Center, 180 East Fifth Street, St. Paul, Minnesota, 55101; and the Trustee thereunder at the following address: Stephen H. Leech, Jr., c/o Phelps Dunbar, Security Center North, 200 S. Lamar Street, Suite 500, Jackson, Mississippi, 39225.

Should there be more than one (1) Leasehold Mortgagee, only one address shall be designated.

     (c) For purposes of this Lease, "Leasehold Mortgage" means the deed of trust, mortgage or lien consented to in paragraph (a) above, on this Lease Agreement and/or the LESSEE's leasehold interest under this Lease Agreement, which shall include facilities constructed or placed on SAID PROPERTY including any vessels, and "Leasehold Mortgagee" shall mean the beneficiary or beneficiaries under the Leasehold Mortgage. Any Leasehold Mortgagee may exercise any of its right hereunder through a designee, nominee, or wholly owned subsidiary.

     (d) Notwithstanding anything to the contrary in this Article or elsewhere in this LEASE: (1) LESSOR consents to the execution, delivery and recording or filing of the

Leasehold Mortgage and the collateral assignment of such Leasehold Mortgage;
(2) LESSOR acknowledges that any beneficiary of the Leasehold Mortgage (and/or their representatives or assignees) are Leasehold Mortgagee(s) for all purposes of this Lease Agreement and no further conditions need to be satisfied for such holder (and/or their representatives or assignees) to be Leasehold Mortgagee.

     (e) If the Leasehold Mortgagee, as such term is hereinabove defined, shall forward to LESSOR a copy of the Leasehold Mortgage together with a written notice setting forth its name and address, then any such copy of said mortgage and any such notice shall be deemed also to have been forwarded to any successor to LESSOR's interest in SAID PROPERTY and until the time, if any, that said mortgage shall be satisfied of record or said Leasehold Mortgagee shall give LESSOR written notice that said mortgage has been satisfied, and further, LESSOR agrees and acknowledges as follows for the benefit of the Leasehold Mortgagee (all of which agreements and covenants shall be cumulative, so that if a Leasehold Mortgagee exercises rights or remedies under any one of the following paragraphs the same shall not be deemed an election of remedies and the Leasehold Mortgagee shall continue to have all other rights and remedies provided for below):

          (1) LESSOR shall not accept any voluntary cancellation, surrender, termination or abandonment of the Lease by LESSEE and no modification or amendment of this Lease shall be binding upon the Leasehold Mortgagee or affect the lien of the Leasehold Mortgage if done without the written consent of the Leasehold Mortgagee.

           (2) If LESSOR shall give any notice, demand or election (hereafter in this paragraph collectively referred to as "notices") to LESSEE hereunder, LESSOR shall at the same time send a copy of such notice by United States Mail, postage prepaid, certified mail, to the Leasehold Mortgagee, and the giving of such notice shall be deemed complete upon the date the United States mail certifies that notice was delivered to the Leasehold Mortgagee. No notice given by LESSOR to LESSEE shall be binding upon or affect the Leasehold Mortgagee unless a copy of said notice shall be delivered as provided herein to said Leasehold Mortgagee. In the case of any assignment of the mortgage or mortgages held by it or change in address of any Leasehold Mortgagee, said assignee of Leasehold Mortgagee, by written notice by United States Mail, postage prepaid, certified mail, to LESSOR, may change the name of said Leasehold Mortgagee and/or the address to which such copies of notices are to be sent by notice to LESSOR.

          (3) Notwithstanding anything to the contrary herein, the Leasehold Mortgagee shall have the right to perform any term, covenant, condition or agreement of this Lease to be performed by LESSEE (excluding any covenant, condition or term in which the performance thereof would require a gaming license) and to remedy any default by LESSEE hereunder, and LESSOR shall accept such performance by the Leasehold Mortgagee with the same force and effect as if furnished by LESSEE. However, should Leasehold Mortgagee exercise its rights under this provision, it will indemnify and hold LESSOR harmless from and against any and all loss, costs, liability and expense (including reasonable attorneys' fees) resulting from such action to the extent and so long as LESSOR's actions are pursuant to and in compliance with instructions from the Leasehold Mortgagee.

          (4) If LESSOR shall give a notice by United States Mail, postage prepaid, certified mail, of a default by LESSEE under this Lease and if such default shall not be remedied within any applicable grace period and LESSOR shall become entitled to re-enter SAID PROPERTY or terminate this Lease, then, before reentering SAID PROPERTY or terminating this Lease, LESSOR shall give the Leasehold Mortgagee not less than thirty (30) days additional written notice of the default and shall allow the Leasehold Mortgagee such additional thirty (30) days within which to cure the default, or, in the case of a default (other than a default in the payment of any rent or other sum of money under this Lease) which cannot in the exercise of diligence be cured within said thirty (30) day period, shall allow the Leasehold Mortgagee such additional thirty (30) days to commence the curing of the default, in which event LESSOR shall not re-enter

     SAID PROPERTY or terminate this Lease, so long as the Leasehold Mortgagee, or LESSEE, is diligently and in good faith engaged in curing default, so long as all payments under the Lease remain current as described in the Lease during the additional time to cure.

          (5) LESSEE may delegate irrevocably to the Leasehold Mortgagee the authority to exercise any or all of LESSEE's rights hereunder (including without limitation the authority to exercise any option to extend or renew the term hereof), but no such delegation shall be binding upon LESSOR unless and until either LESSEE or the Leasehold Mortgagee shall give to LESSOR a true copy by United States Mail, postage prepaid, certified mail, of a written instrument effecting such delegation and indemnifying LESSOR for any dispute between Lessor and Leasehold Mortgagee relating to such delegation or any conflicting claims as between LESSEE and Leasehold Mortgagee so long as LESSOR's actions are in compliance with and pursuant to instructions from the Leasehold Mortgagee. For the purpose of exercising such rights, Leasehold Mortgagee shall, for the purposes of this Lease, be deemed to be the LESSEE. However, LESSEE shall remain entitled to receive the notices provided for under the Lease.

     (f) If LESSOR terminates this Lease, then LESSOR will notify the Leasehold Mortgagee of such termination (a "Termination Notice"), which notice shall set forth all sums due to LESSOR under the Lease, and upon the written request of the Leasehold Mortgagee, LESSOR will enter into a new lease of SAID PROPERTY with the Leasehold Mortgagee for the remainder of the Lease term, effective as of the date of such termination, at the rent and additional rent and upon the terms, provisions, covenants and agreements herein contained (including, without limitation, all rights, options, or privileges to extend or renew the term hereof) provided:

          (1) the Leasehold Mortgagee shall request LESSOR for such a new lease within thirty (30) days after the date of the Termination Notice and such written request by United States Mail, postage prepaid, certified mail, is accompanied by payment to LESSOR of all sums then due to LESSOR under this Lease as described in the Termination Notice;

          (2) the Leasehold Mortgagee shall pay to LESSOR, at the time of the execution and delivery of said new lease, any and all reasonable expenses, including legal and attorneys' fees, to which the LESSOR shall have been subjected by reason of such termination; and

          (3) the Leasehold Mortgagee shall, on or before execution and delivery of said new lease, perform and observe all the other covenants and conditions on LESSEE's part to be performed and observed to the extent that LESSEE shall have failed to perform and observe the same, except that (a) with respect to any default which cannot be cured by the Leasehold Mortgagee until it obtains possession of SAID PROPERTY, the Leasehold Mortgagee shall have a reasonable time after the Leasehold Mortgagee obtains possession, to cure such default, provided the Leasehold Mortgagee shall first agree in writing to proceed diligently to remedy said default after it obtains possession of SAID PROPERTY and shall in fact proceed diligently and in good faith to do so and shall in fact so do, and (b) in no event shall the Leasehold Mortgagee be required to cure a default related to bankruptcy, insolvency, a prohibited transfer, failure to deliver financial information relating to LESSEE, (to the extent, if any, that any of the foregoing actually constitute(s) a non-monetary default under this Lease), and any other non-monetary default that by its nature relates only to LESSEE or its affiliates or can reasonably be performed only by LESSEE or its affiliates. Upon execution and delivery of such new lease, any subleases which may have theretofore been assigned and transferred to LESSOR shall thereupon be assigned and transferred by LESSOR to the new lessee. During the period from the date of the termination of this Lease until the date the term of the new lease commences, LESSOR shall not terminate any sublease or seek to recover possession of any sublet space without permission of the Leasehold Mortgagee, except that LESSOR may elect to do so by reason of a default (beyond any applicable notice or grace periods) by any subtenant under the terms, covenants or conditions on such subtenant's part to be performed or complied with pursuant to such sublease.

     (g) Any now lease entered into pursuant to this Lease shall be in recordable form. Notice Is hereby given to any intervening claimants that such new lease shall be superior to all rights, liens and interests intervening between the date of this lease and the date of such new lease period. Such new lease shall be free of all rights of the originally named LESSEE hereunder. The provisions of the immediately preceding sentence shall be self-executing. LESSOR, however, does not in any way assure, guarantee or warrant that said new lease shall be superior under applicable law and therein granted a priority status.

     (h) Upon written request of LESSEE or of the Leasehold Mortgagee, LESSOR will:

          (1) deliver to them or any of them a separate written instrument signed and acknowledged by LESSOR setting forth and confirming the provisions of this Lease;

          (2) acknowledge to them or any of them in writing the receipt by LESSOR of any notice or instrument received by the LESSOR pursuant to the provisions of this Lease.

     (i) To the best of the ability of the LESSOR, when a new lease is entered into with the Leasehold Mortgagee or Its designee (such holder or designee being herein called the "Acquiring Holder" and the leasehold mortgage of such Acquiring Holder being herein called the "Acquiring Holder's Leasehold Mortgage"), the liens on and estates and other interests in SAID PROPERTY or this Lease of all persons holding directly or indirectly under or through LESSEE (including the Acquiring Holder's Leasehold Mortgage), other than liens, estates and interests which are subordinate to the Acquiring Holder's Leasehold Mortgage, shall immediately and without documentation continue in effect, attach to the new lease and be reinstated as to each other to the same extent, and in the same manner, order and priority, as if (1) the new lease were this Lease,
(2) this Lease had not been terminated and (3) the Acquiring Holder had acquired the leasehold estate under this Lease by assignment on the date the term of the.new lease commences. For the purposes of the preceding sentences, each lien, estate or interest which could have been extinguished by the foreclosure of the Acquiring Holder's Leasehold Mortgage shall be deemed to be subordinate to the Acquiring Holder's Leasehold Mortgage.

     (j) Notwithstanding anything in this Lease to the contrary, the Leasehold Mortgagee shall be entitled to participate in any proceedings relating to any condemnation of all or part of the Lease or the leasehold interest created by this Lease. In both a partial and total taking, any award paid with respect to the Lease or the Leasehold Interest created by this Lease shall first be applied to pay off in full, the Indebtedness secured by the Leasehold Mortgage. Notwithstanding the foregoing, in the event of a partial condemnation, and with the consent of the Leasehold Mortgagee, any condemnation proceeds may be applied instead to restore the portion of SAID PROPERTY not condemned pursuant to disbursement procedures deemed appropriate by the Leasehold Mortgagee.

     (k) Notwithstanding anything in this Lease to the contrary, all proceeds of fire and other hazard insurance policies shall be delivered to the Leasehold Mortgagee, if any. Such insurance proceeds shall be applied first to pay off in full, in order of priority, the indebtedness secured by the Leasehold Mortgage, or as otherwise provided in the senior Leasehold Mortgage. The Leasehold Mortgagees are hereby empowered to participate in any settlement, arbitration or proceeding involving such a casualty.

     (l) The Leasehold Mortgagee shall have the right, by giving notice in writing by United States Mail, postage prepaid, certified mail, to LESSOR, to irrevocably and exclusively delegate any rights and remedies granted by this Lease to the Leasehold Mortgage to any collateral assignee of the Leasehold Mortgagee's Leasehold Mortgage. Such collateral assignee shall be entitled to all the same rights, benefits, privileges, protections and notices as would apply to the Leasehold Mortgagee. In the event of any conflicting claims between the Leasehold Mortgagee and a collateral assignee of such Leasehold Mortgagee's Leasehold Mortgage, LESSOR shall honor the claims of the collateral assignee (to the exclusion of the claims of the Leasehold

Mortgagee), provided that such collateral assignee agrees to indemnify LESSOR and hold LESSOR harmless from and against any and all loss, cost, liability and expense (including reasonable attorneys' fees) arising from any litigation or other dispute between such collateral assignee and the Leasehold Mortgagee from which its rights derive.

     (m) Within fifteen days after written request therefor from the Leasehold Mortgagee, LESSOR shall deliver to the Leasehold Mortgagee a certificate signed by LESSOR in form reasonably designated by the Leasehold Mortgagee, certifying as to: (1) the rent payable under this Lease; (2) the term of this Lease and the status of LESSEE's extension rights, if any; (3) the nature of any known defaults by LESSEE alleged by LESSOR; and (4) any other matters reasonably requested by the Leasehold Mortgagee.

     (n) Should Leasehold Mortgagee for any reason take possession of SAID PROPERTY, it shall be subject to and comply fully with all of the provisions and conditions of this Lease which would bind the LESSEE, but only for so long as the Leasehold Mortgagee has not assigned its interest under the lease or abandoned SAID PROPERTY.

     (o) The LESSOR agrees with Mortgagee of the Leasehold Mortgagee consented to in subparagraph (a) of this Article that the rights hereunder of Leasehold Mortgagee shall be exercisable by such Leasehold Mortgagee in the order of the priority of lien or other security interest of their respective Leasehold Mortgage, but it shall not be the duty or obligation of the LESSOR to assure compliance with this provision.

     (p) LESSOR consents to any exercise of remedies by any Leasehold Mortgagee including acceptance of an assignment, deed or other conveyance in lieu of foreclosure.

     (q) Any notice which LESSOR is required to give to any Leasehold Mortgagee hereunder shall be deemed to have been given when the United States Postal Service certifies that such notice was delivered to the Leasehold Mortgagee at the address specified In this lease or at such other address as may be specified from time to time by the Leasehold Mortgagee.

11.  DEFAULT.

     The parties herein expressly agree that K DEFAULT shall be made in the payment of any tax, assessment or rent due pursuant to this LEASE, then and in any such event of DEFAULT it shall be lawful for LESSOR to enter upon SAID PROPERTY, or any part thereon, upon LESSOR's thirty (30) day written notice to LESSEE, either with or without process of law, to re-enter and repossess the same, and to distrain for any rent or assessment that may be due thereon, at the election of LESSOR, but nothing herein is to be construed to mean that LESSOR is not permitted to hold the said LESSEE liable for any unpaid rent or assessment to that time. As to all other conditions, covenants, and obligations imposed on LESSEE herein, enforcement shall be by proceeding at law or in equity against any person violating or attempting to violate said conditions, covenants, and obligations, to restrain violation and to recover damages, if any, including reasonable expenses of litigation and reasonable attorney's fees, which LESSEE expressly agrees to pay. Such enforcement by proceedings at law or in equity may be instituted at any time after thirty (30) days written notice to LESSEE if the default or violation has not been corrected within that thirty (30) day period. Invalidation of any provision of this lease by judgment or court order shall, unless agreed otherwise by the parties, operate as an approved cancellation of this lease.

12.  FORFEITURE, DEFAULT OR CANCELLATION.

     In the event of any FORFEITURE, DEFAULT OR CANCELLATION of this lease or termination of the term as aforesaid, said LESSEE shall quit, deliver up and surrender possession of SAID PROPERTY, and thereupon this lease and all agreements and covenants on LESSOR's behalf to be performed and kept, shall cease, terminate and be utterly void, the same as if the lease had not been made. In addition thereof, LESSOR shall be entitled to whatever remedies It may have at law or equity for the collection of any unpaid rental hereunder, or for any other sums, for damages or otherwise, that it may have sustained on account of LESSEE'S nonfulfillment or nonperformance of the terms and conditions of this lease.

     Immediately upon the termination of this lease, whether by FORFEITURE, DEFAULT, or CANCELLATION, LESSOR shall be entitled to take possession of SAID PROPERTY, custom and usage to the contrary notwithstanding. If LESSEE declines or fails to remove structures and equipment occupying and erected upon the leased premises within ninety (90) days after expiration or termination of this lease, such structures and equipment will be deemed forfeited by LESSEE, and may be removed and/or sold by LESSOR after ten (10) days written notice by certified mail addressed to LESSEE.

     Any costs incurred by LESSOR in removal of said structures and equipment shall be paid for from the proceeds of sale of such structures and equipment. If funds derived from sale of structures and equipment are insufficient to pay costs of removal, LESSOR shall have, and is hereby granted a lien upon the interest, if any, of LESSEE enforceable by law provided.

13.  RENT NOT REFUNDABLE.

     LESSOR and LESSEE agree that any rent paid during the term of this lease is non-refundable and LESSEE waives any right or claim it may have to refund of rents paid under the term of this lease.

14.  IMPROVEMENTS.

     LESSOR acknowledges that the improvements which presently exist and which are to be constructed on SAID PROPERTY are not the property of LESSOR. LESSEE shall not construct under the terms of this lease any building or pier of any type on adjoining State property.

15.  RESTRICTIONS ON USE.

     LESSEE shall comply with any and all applicable federal, state, county or city laws, statutes, regulations, building codes, building requirements, safety or conservation regulations, fire codes, ordinances, pollution standards, or zoning regulations. LESSEE specifically agrees to provide parking for all permitted uses developed on SAID PROPERTY in conformance with City of Biloxi requirements. LESSEE further agrees to conform with City of Biloxi Landscaping Rules and Regulations. LESSEE further agrees not to fill or cover more than 66.7% of the surface area of SAID PROPERTY with structures or other improvements of any kind in order to maintain at least one third of the surface area of SAID PROPERTY as open water.

     If LESSEE fails to make permitted use of SAID PROPERTY or abandons SAID PROPERTY, or uses SAID PROPERTY in violation of any applicable law or regulation as aforesaid, this lease may be terminated or canceled by LESSOR after thirty
(30) days written notice to LESSEE.

16.  SUSPENSION OR CANCELLATION OF LICENSE.

     Should the Gaming Commission suspend or cancel the gaming license pursuant to which the "dockside casino" contemplated by this lease is operated, said suspension or cancellation shall, at the option of the LESSOR, be sufficient grounds for immediate termination of the lease and removal of the casino vessel at the sole expense of LESSEE.

17.  NO CLAIM OF TITLE OR INTEREST.

     LESSEE, in accepting this lease, does hereby agree that no claim of title or interest to SAID PROPERTY shall be made by reason of the occupancy or use thereof; that all title and interest to SAID PROPERTY is vested in the LESSOR. LESSEE further acknowledges and agrees that he is entitled to no rights to adjoining submerged lands or tidelands as a result of this lease.

18.  CATASTROPHIC DESTRUCTION.

     In the event of catastrophic destruction by natural causes of LESSEE'S improvements on SAID PROPERTY, LESSEE may terminate this lease at its option, provided SAID PROPERTY is surrendered in a condition at least equal to that at the inception of this lease. LESSOR agrees that it shall interpose no objection should LESSEE decide to rebuild those improvements demolished in such a catastrophe.

19.  DUE DILIGENCE.

     LESSEE shall be responsible for any damages that may be caused to LESSOR'S property by the activities of LESSEE under this lease, and shall exercise due diligence in the protection of other property of LESSOR in the vicinity thereof against damage or waste from any and all causes. LESSEE shall not deposit any refuse on any State property adjoining SAID PROPERTY. Disposition of refuse and waste shall be consistent with local and State health regulations.

20.  INDEMNITY AND HOLD HARMLESS.

     LESSEE agrees to hold and save harmless, protect and indemnify LESSOR, the Secretary of State and his successors, employees, officers and agents, from and against any and all loss, damages, claims, suits or actions at law or equity, judgments and costs, including attorney's fees, which may arise or grow out of any injury or death of persons or loss or damage to property connected with LESSEE'S exercise of any right granted or conferred hereby, or LESSEE'S use, maintenance, operation or condition of the property herein leased or the activities thereon conducted by LESSEE, whether sustained by LESSEE, his respective agents or employees, or by any other persons, or corporations which seek to hold LESSOR liable.

     In addition to the general indemnity agreement set forth in the immediately preceding paragraph, LESSEE also specifically agrees to hold and save harmless, protect and indemnify LESSOR, the Secretary of State and his successors, employees, officers and agents, from and against any and all loss, damages, claims, suits or actions at law or equity, judgments and costs, including attorney's fees, which may arise or grow out of LESSOR'S reliance upon LESSEE'S representation that LESSEE has the right to occupy the uplands adjacent to SAID PROPERTY and to exercise littoral rights in connection therewith.

     In executing this Lease, LESSOR is relying on a survey and/or legal description (see Exhibit 1) provided by the LESSEE. LESSEE expressly assumes all liability for the correctness thereof and expressly agrees to indemnify and save harmless LESSOR, its employees, officers and agents, for all liability, damages (including damages to land, aquatic life and other natural resources), expenses, causes of actions, suits, claims, costs, fees, including attorneys' fees and costs, penalties (civil and criminal) or judgments arising out of State's reliance on LESSEE's survey.

21.  QUIET AND PEACEFUL POSSESSION.

     LESSEE shall have quiet and peaceful possession of SAID PROPERTY so long as compliance is made by LESSEE with the terms of this agreement. LESSEE agrees to deliver possession of SAID PROPERTY peaceably and promptly within ten (10) days after the expiration or termination of this lease.

22.  RIGHT OF ENTRY.

     LESSOR reserves the right to enter onto SAID PROPERTY to inspect the premises to determine compliance with the lease terms herein.

23.  PERMITTED USE.

     All property of LESSEE shall be maintained by LESSEE at LESSEE'S expense and in a clean, orderly, healthful, and attractive condition, subject to inspection by LESSOR or his representative at any time. LESSEE shall, at its sole cost and expense, make any and all additions to, repairs, alterations, maintenance, replacements, or changes about and to the improvements on SAID PROPERTY, which may be required by any public authority affecting the property and its use. It is expressly agreed by and between the parties that LESSEE will not occupy or use, nor permit to be occupied or used, SAID PROPERTY for any unlawful purposes.

     It is specifically agreed that LESSEE will use SAID PROPERTY for the docking of a single gaming vessel as shown on attached Exhibit 1, to be operated under a Mississippi gaming license issued to LESSEE, as shown in Exhibit 3 attached hereto. LESSEE shall commence permitted use on or before September 1, 1994.

24.  LESSOR NOT RESPONSIBLE.

     LESSEE assumes full responsibility for the condition of the promises and LESSOR shall not be liable or responsible for any damages or injuries caused by any vices or defects therein to LESSEE or to any occupant or to anyone in or on SAID PROPERTY who derives his right to be thereon from LESSEE. LESSEE agrees to maintain the leased premises in good condition, keeping the structures and equipment located thereon in a good state of repair in the interests of public health and safety.

25.  LIABILITY INSURANCE.

     LESSEE shall secure and maintain throughout the term of the lease a liability insurance policy providing coverage in an amount not less than Five Million Dollars against accidents, death or bodily injury or loss or damage to property occurring on or in connection to SAID PROPERTY, or LESSEE's vessel, or arising out of or associated with any activity of LESSEE on SAID PROPERTY. LESSEE shall annually supply a certificate evidencing said insurance to LESSOR.

26.  RESERVATION OF MINERAL RIGHTS.

     LESSEE further covenants and agrees that this lease and interest of LESSEE SHALL NOT include any mineral, oil or gas, coal, lignite, or other subterranean rights WHATSOEVER.

27.  RIGHT TO CANCEL UPON INSOLVENCY OF LESSEE.

     LESSEE covenants and agrees that if an execution or process is levied upon SAID PROPERTY or if a Petition in Bankruptcy be filed by or against LESSEE in any court of competent jurisdiction, LESSOR shall have the right at its option, to cancel this lease. LESSEE covenants and agrees that this lease and the interest of LESSEE hereunder shall not, without the written consent of the Secretary of State or his successor first obtained, be subject to garnishment or sale under execution or otherwise in any suit or proceeding which may be brought by or against said LESSEE.

28.  WAIVER NOT A DISCHARGE.

     No failure, or successive failures, on the part of LESSOR to enforce any provisions, nor any waiver or successive waivers on its part of any provision herein, shall operate as a discharge thereof or render the same inoperative or impair the right of LESSOR to enforce the same upon any renewal thereof or in the event of subsequent breach or breaches.

29.  CANCELLATION UPON FAILURE TO COMPLY.

     LESSEE'S failure to comply with the provisions of this lease shall result, at the option of LESSOR, in the termination or cancellation of this lease within thirty (30) days after written notice of default is given, unless such default is cured within thirty (30) days of receipt of such notice, except as set forth in Article 15.

30.  NOTICE.

     All notifications required under the terms of this lease shall be made by U.S. mail, return receipt requested, to the parties at the following addresses:

     Secretary of State:           401 Mississippi Street
                                   Post Office Box 136
                                   Jackson, Mississippi 39205

     Mississippi-I Gaming, L.P.:   Wayne Yarbrough, General Manager
                                   Post Office Box 369
                                   Biloxi, Mississippi 39533

     Copy to:                      Thomas B. Shepherd III, Esq.
                                   Watkins Ludlam & Stennis
                                   Post Office Box 427
                                   Jackson, Mississippi 39205-0427

     Leasehold Mortgagee:          First Trust National Association
                                   First Trust Center
                                   180 East Fifth Street
                                   St. Paul, Minnesota 55101

     Trustee:                      Stephen H, Leech, Jr.
                                   c/o Phelps Dunbar
                                   Security Center North
                                   200 S. Lamar Street, Suite 500
                                   Jackson, Mississippi 39225

31.  LAWS OF MISSISSIPPI TO GOVERN.

     This agreement is to be governed by the laws of the STATE OF MISSISSIPPI, both as to Interpretation and performance.

     IN WITNESS WHEREOF, this lease is executed by LESSOR and LESSEE, this the _____ day of __________, 1994.

                                        LESSOR:
                                        -------

                                        STATE OF MISSISSIPPI
                                        DICK MOLPUS
                                        SECRETARY OF STATE

                                        BY: __________________________
                                            JAMES O. NELSON, II
                                            ASSISTANT SECRETARY OF STATE
                                            FOR PUBLIC LANDS

                                        LESSEE:
                                        -------

                                        MISSISSIPPI-I GAMING, L.P.,
                                        a Mississippi Limited Partnership

                                        By:  Bayview Yacht Club, Inc.
                                             a Mississippi Corporation,
                                             its Sole General Partner

                                        BY: /s/ Richard N. Scott
                                            --------------------------
                                            RICHARD N. SCOTT,
                                            PRESIDENT

     APPROVED BY THE GOVERNOR of the State of Mississippi on the ___ day of _______________, 19__.


                                        ______________________________
                                        GOVERNOR

STATE OF MISSISSIPPI

COUNTY OF________________


     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this ___ day of ________, 1994, within my jurisdiction the within named KIRK FORDICE, personally known to me to be the GOVERNOR of the STATE OF MISSISSIPPI, who acknowledged that he executed the above and foregoing LEASE AGREEMENT as the act and deed of said GOVERNOR for and on behalf of the STATE OF MISSISSIPPI, on the date and for the purposes therein stated, being first duly authorized to so do.


                                                  ____________________________
                                                  NOTARY PUBLIC


My Commission Expires:

_______________________

STATE OF MISSISSIPPI

COUNTY OF_________________


     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for said county and state, on this __ day of _________, 1994, within my jurisdiction the within named JAMES 0. NELSON 11, personally known to me to be the ASSISTANT SECRETARY OF STATE FOR PUBLIC LANDS of the STATE OF MISSISSIPPI, who acknowledged that he executed the above and foregoing LEASE AGREEMENT as the act and deed of said ASSISTANT SECRETARY OF STATE for and an behalf of the STATE OF MISSISSIPPI, on the date and for the purposes therein stated, being first duly authorized to so do.


                                                       ________________________
                                                       NOTARY PUBLIC
My Commission Expires:

_______________________


STATE OF Mississippi
         ------------

COUNTY OF Harrison
          -----------

     PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 15th day of July, 1994, within my jurisdiction, the within named RICHARD N. SCOTT, who acknowledged that he is PRESIDENT of BAYVIEW YACHT CLUB, INC., a Mississippi corporation, and that for and on behalf of said corporation, and as its act and deed as sole general partner of MISSISSIPPI I GAMING, L.P., a Mississippi Limited Partnership, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                                  /s/ R K. D
                                                  ------------------------------
                                                  NOTARY PUBLIC

My Commission Expires:

______________________
(SEAL)

                  [SITE PLAN FOR PARKING OF BOOMTOWN CASINO]

* In the lot North of Bayview, the lot is stripped for trucks/trailers. Boomtown has parked indiscriminately approx. 157 cars throughout - including up to the luster's (Back Boy) edge.

                              [MAP APPEARS HERE]

                          [LETTER HEAD APPEARS HERE]


LEGAL DESCRIPTION - OVERALL TIDELANDS BOUNDARY
-----------------------------------------------

      COMMENCE at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East Margin of Main Street; thence run North degrees 30'07" East, for a distance of
352.72 feet to a point on the waters edge in the Back Bay of Biloxi, and the POINT OF BEGINNING; thence continue North degrees 30'07" East, for a distance of
627.28 feet to a point; thence run South 89 degrees 29'53" East, for a distance of 421.62 feet to a point; thence run South 0 degrees 30'07" West, for a distance of 567.28 feet to a point on the waters edge in the Back Bay of Biloxi, thence run along the waters edge, the following bearings and distance, to wit; North 89 degrees 00'25" West, 54.89 feet, North 59 degrees 34'39" West, 35.62 feet; North 02 degrees 39'47" East, 9.06 feet; North 65 degrees 11'04" West,
89.88 feet; North 0 degrees 47'05" West, 18.55 feet; North 07 degrees 16'10" West; 25.28 feet; South 75 degrees 11'01" West, 39.18 feet, South 09 degrees 13'15" East, 7.92 feet; South 81 degrees 54'06" West, 49.27 feet; North 08 degrees 11'59" West, 22.25 feet; South 81 degrees 26'23" West, 94.03 feet; South 11 degrees 19'27" East, 27,44 feet; South 14 degrees 59'07" East, 79.84 feet and South 65 degrees 01'07" West, for a distance of 106.37 feet to the POINT OF BEGINNING; containing 222,022 Square Feet, or 5.10 Acres, approximately.

                                   EXHIBIT 1

CERTIFICATION
-------------

     This is to CERTIFY that I have surveyed the property hereon described and del????, and that the measurements and other data indicated are correct to the best of my knowledge and belief.


/s/ Terry J. Moran                              6/29/94
-----------------------------------           -----------
TERRY J. MORAN   R.I.S.   1779                   Dated


                              [PLAN APPEARS HERE]

     This property has been graphically plotted to be in Zone(s) "A9" & "A12"
                                                                 ------------
as published by the Federal Insurance Administration, Official Flood Hazard Map, Community Panel Number 289252 OODBC . revised 3/15/84.
                       -------------            -------

                                   EXHIBIT 1                         Page 2 of 2

                   [LETTER HEAD OF WATKINS LUDLAM & STENNIS]


                                  May 2, 1994


                                                                  (601) 949-4863
                                                               VIA HAND DELIVERY

Mr. Gary McGee
Mississippi Gaming commission
723 North President Street
Suite 100
Jackson, MS

     RE:  Mississippi I Gaming, L.P. d/b/a Boomtown Biloxi

Dear Gary;

     I have enclosed a revised Form 3001 Statement of Games, Tables and Slot Machines as a supplement to the above captioned limited partnership's application for a gaming license.

     By copy of this letter I am also providing this statement to Margaret Bretz of the Secretary of State's office, Public Lands Division for the tideland's lease application.

     Please call me if you have any questions regarding the above or need any further information.

                                                  Sincerely,

                                                  WATKINS LUDLAM & STENNIS

                                                  /s/ Cheryn L. Nett

                                                  Cheryn L. Nett

CLN/ssb
Enclosures
cc.   Wayne Yarbrough
      Margaret Bretz (w/enclosures)
      Thomas B. Shepherd 111, Esq.

                                   EXHIBIT 2                      PAGE 1 OF 2

                 STATEMENT OF GAMES, TABLES, AND SLOT MACHINES

GAMES               NO.    TABLES            NO.       SLOT MACHINES       NO.

Craps - 5           ___    ???   0           ___       $.05      219       ___

Roulette -2         ___    ??? - 8           ___       $.10        0       ___

Twenty-one - 24      1     Multi-Action      ___       $.25      490       ___

Keno - 1            ___    ______________    ___       ????       27

Wheel of Fortune 0  ___    ______________    ___       $  1.00   206       ___

Casino de Fal    0  ___    ______________    ___       $  5.00    22       ___

Baccarat         0  ___    ______________    ___       $ 25.00     2       ___

Faro             0  ___    ______________    ___       $100.00     0       ___

???              0  ___    ______________    ___       $500.00     0       ___

???  - 1            ___    ______________    ___       _____________       ___

Chuck-A-Luck     0  ___    ______________    ___       _____________       ___

???              0  ___    ______________    ___       _____________       ___

Black Jack       0  ___    ______________    ___       _____________       ___

Seven-and-a-half 0  ___    ______________    ___       _____________       ___

Big Injue        0  ___    ______________    ___       _____________       ___

Klondike         0  ___    ______________    ___       _____________       ___

Beat the Banker  0  ___    ______________    ___       _____________       ___

Other (describe) 2- Caribbean Stud            ___       _____________       ___


TOTAL           35  ___    TOTAL   9         ___       TOTAL   966         ___

                        EXHIBIT 2                                    PAGE 2 OF 2